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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 15, 1997


                          CONNECTIVE THERAPEUTICS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


           0-27406                                       94-3173928
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(Commission File Number)                     (IRS Employer Identification No.)


3400 West Bayshore Road, Palo Alto, CA                      94303
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:       (415) 843-2800
                                                      --------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On December 31, 1996, Connective Therapeutics, Inc. (the "Company") acquired the exclusive U.S. and Canadian rights to Ridaura(R) (auranofin), a disease modifying antirheumatic drug, from SmithKline Beecham Corporation and related entities ("SmithKline"). Ridaura is an established therapy for rheumatoid arthritis, an autoimmune disease that afflicts one to two percent of adult Americans (approximately three million patients), mostly women.

         Under the Asset Purchase Agreement, the Company acquired all rights, title and interest to the U.S. and Canadian intellectual property rights for Ridaura, along with related assets such as customer lists, contracts, product files and unfilled customer orders. As consideration to SmithKline, the Company provided a $3 million upfront cash payment, an $11.0 million promissory note, 637,733 shares of the Company's common stock, and an obligation to pay up to $6.0 million in sales-based royalty payments, for an aggregate purchase price of up to $29.0 million.

         The $3.0 million upfront payment was made from available cash reserves. The promissory note is payable in two installments in January 1998 and January 1999 (of $6.0 million and $5.0 million, respectively) and is secured by the intellectual property acquired from SmithKline. The total value of the shares issued to SmithKline is required to be $9.0 million on December 31, 1997; to achieve such value, the Company may be obligated to issue additional shares to SmithKline on such date, or may repurchase a portion of the originally-issued shares to reduce the market value of the remaining shares to $9.0 million. In connection with the share issuance, the Company agreed to file in December 1997 a registration statement on Form S-3 covering resale of the shares and to maintain the registration statement in effect for up to two years.

         Under a related Transitional Services Agreement, customer orders and distribution for the product will continue to be managed by SmithKline through 1997. SmithKline will receive no additional consideration for performing such services. The parties also entered into a Supply Agreement, under which SmithKline will manufacture and supply Ridaura (in final finished package form) to the Company for an initial term of five years.


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ITEM 7.           FINANCIAL STATEMENT AND EXHIBITS.

         (C)



         Exhibit 2.1*+(1) Asset Purchase Agreement dated December 2, 1996 between the Company, SmithKline Beecham Corporation, SmithKline Beecham Pharma Inc., SmithKline Beecham Properties, Inc. and SmithKline Beecham Inter-American Corporation.

         Exhibit 10.1(2) Stock Issuance Agreement dated December 31, 1996 between the Company and SmithKline Beecham Properties, Inc.

         Exhibit 10.2(2) Secured Promissory Note dated December 31, 1996 issued to SmithKline Beecham Corporation.

         Exhibit 10.3(2) Security Agreement dated December 31, 1996 between the Company and SmithKline Beecham Corporation.

         Exhibit 10.4+(2) Supply Agreement dated December 31, 1996 between the Company and SmithKline Beecham Corporation.

         Exhibit 10.5+(2) Transitional Services Agreement dated December 31, 1996 between the Company and SmithKline Beecham Corporation.

         ----------

         * Schedules and other attachments have been omitted from this exhibit in accordance with Item 601(b)(2) of Regulation S-K. A list of such schedules and attachments is provided at the end of this Exhibit, and the Registrant will furnish supplementally a copy of any such omitted schedule or attachment to the Commission upon request.

         + Confidential treatment has been requested as to certain portions of this exhibit. Such portions have been separately provided to the Commission.

         (1)               Such exhibit is being refiled herewith.

         (2) Previously filed with the Company's Current Report on Form 8-K dated January 15, 1997.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 CONNECTIVE THERAPEUTICS, INC.
                                 (Registrant)



Dated:  April 24, 1997           By:  /s/ Cynthia M. Butitta
                                      ------------------------------------------
                                      Cynthia M. Butitta
                                      Vice President of Finance and
                                      Administration and Chief Financial Officer



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                                INDEX TO EXHIBITS


         EXHIBITS
         --------

         Exhibit 2.1*+(1) Asset Purchase Agreement dated December 2, 1996 between the Company, SmithKline Beecham Corporation, SmithKline Beecham Pharma Inc., SmithKline Beecham Properties, Inc. and SmithKline Beecham Inter-American Corporation.

         Exhibit 10.1(2) Stock Issuance Agreement dated December 31, 1996 between the Company and SmithKline Beecham Properties, Inc.

         Exhibit 10.2(2) Secured Promissory Note dated December 31, 1996 issued to SmithKline Beecham Corporation.

         Exhibit 10.3(2) Security Agreement dated December 31, 1996 between the Company and SmithKline Beecham Corporation.

         Exhibit 10.4+(2) Supply Agreement dated December 31, 1996 between the Company and SmithKline Beecham Corporation.

         Exhibit 10.5+(2) Transitional Services Agreement dated December 31, 1996 between the Company and SmithKline Beecham Corporation.

         ----------

         * Schedules and other attachments have been omitted from this exhibit in accordance with Item 601(b)(2) of Regulation S-K. A list of such schedules and attachments is provided at the end of this Exhibit, and the Registrant will furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.

         + Confidential treatment has been requested as to certain portions of this exhibit. Such portions have been separately provided to the Commission.

         (1)               Such exhibit is being refiled herewith.

         (2) Previously filed with the Company's Current Report on Form 8-K dated January 15, 1997.


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